Q3 2015 SUPPLEMENTAL INFORMATION

1

Certain matters discussed in this news release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, the availability and terms of capital and financing; the ability to refinance indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions or dispositions; the potential dilutive effect of any common stock offerings; the failure to achieve benefits from any repurchase of the Company's common stock; the availability of buyers and adequate pricing with respect to the disposition of assets; risks related to the geographic concentration of our portfolio, including (but not limited to) metropolitan Houston and Atlanta; risk related to the industry concentration of our portfolio, including (but not limited to) the energy industry; risks and uncertainties related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; changes to the Company's strategy with regard to land and other non-core holdings that require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, and the ability to lease newly developed and/or recently acquired space; the adverse change in the financial condition of one or more of its major tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments and acquisitions (such as zoning approval, receipts of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2014. The words “believes,” “expects,” “anticipates,” “estimates,” "plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

Cousins Properties Incorporated	Q3 2015 Supplemental Information

KEY PERFORMANCE METRICS

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st	2015 2nd	2015 3rd	2015 YTD
Property Statistics
Consolidated Operating Properties	14	13	13	13	12	12	13	13	12	12
Consolidated Rentable Square Feet (in thousands)	12,255	12,132	12,132	12,633	13,034	13,034	13,407	13,407	12,563	12,563
Unconsolidated Operating Properties	9	9	9	9	5	5	5	5	6	6
Unconsolidated Rentable Square Feet (in thousands)	3,468	3,468	3,468	3,468	3,129	3,129	3,129	3,129	3,431	3,431
Total Operating Properties	23	22	22	22	17	17	18	18	18	18
Total Rentable Square Feet (in thousands)	15,723	15,600	15,600	16,101	16,163	16,163	16,536	16,536	15,994	15,994

Office Leasing Activity (1)
Net Leased during the period (square feet in thousands)	1,256	369	317	550	637	1,874	441	521	770	1,732
Net Rent (per square foot)	$18.54	$21.05	$22.39	$22.99	$24.10	$22.88	$18.93	$23.23	$23.42	$21.44
Total Leasing Costs (per square foot)	(5.25)	(5.91)	(5.02)	(6.18)	(5.54)	(5.71)	(4.62)	(6.27)	(5.83)	(5.64)
Net Effective Rent (per square foot)	$13.29	$15.14	$17.37	$16.81	$18.56	$17.17	$14.31	$16.96	$17.59	$15.80
Change in Second Generation Net Rent	12.9%	12.7%	48.4%	36.3%	43.8%	38.0%	33.6%	43.8%	28.1%	36.2%
Change in Cash-Basis Second Generation Net Rent	(3.6)%	(0.4)%	33.3%	7.6%	27.7%	19.7%	8.0%	32.8%	14.1%	18.9%

Same Property Information (2)
Percent Leased (period end)	90.7%	90.7%	91.0%	91.6%	91.2%	91.2%	91.7%	91.7%	91.8%	91.8%
Weighted Average Occupancy	90.1%	89.9%	89.8%	89.9%	89.3%	89.7%	91.5%	90.4%	90.6%	90.6%
Change in Net Operating Income (over prior year period)	4.6%	2.2%	7.7%	3.6%	0.6%	3.6%	5.2%	1.6%	1.1%	2.6%
Change in Cash-Basis Net Operating Income (over prior year period)	3.9%	10.2%	15.0%	12.8%	11.1%	12.3%	15.9%	5.2%	1.2%	7.0%

Development Pipeline
Estimated Project Costs (in thousands) (3)	$283,600	$181,075	$181,075	$182,575	$226,575	$226,575	$100,475	$161,975	$306,500	$306,500
Estimated Project Costs (3) / Total Undepreciated Assets	9.8%	6.1%	6.0%	5.6%	6.6%	6.6%	2.9%	4.6%	8.6%	8.6%

Market Capitalization (4)
Common Stock Price (period end)	$10.30	$11.47	$12.45	$11.95	$11.42	$11.42	$10.60	$10.38	$9.22	$9.22
Common Shares Outstanding (period end in thousands)	189,666	198,423	198,474	216,509	216,513	216,513	216,470	216,686	214,671	214,671
Equity Market Capitalization (in thousands)	$1,953,560	$2,275,912	$2,471,001	$2,587,283	$2,472,578	$2,472,578	$2,294,582	$2,249,201	$1,979,267	$1,979,267
Preferred Stock (in thousands)	94,775	94,775	—	—	—	—	—	—	—	—
Debt (in thousands)	858,583	814,016	890,093	895,618	1,007,502	1,007,502	1,067,376	1,075,013	1,006,764	1,006,764
Total Market Capitalization (in thousands)	$2,906,918	$3,184,703	$3,361,094	$3,482,901	$3,480,080	$3,480,080	$3,361,958	$3,324,214	$2,986,031	$2,986,031

Cousins Properties Incorporated	3	Q3 2015 Supplemental Information

KEY PERFORMANCE METRICS

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st	2015 2nd	2015 3rd	2015 YTD

Credit Ratios (4)
Debt/Total Market Capitalization	29.5%	25.6%	26.5%	25.7%	29.0%	29.0%	31.7%	32.3%	33.7%	33.7%
Debt/Total Undepreciated Assets	30.0%	27.6%	29.5%	27.5%	29.5%	29.5%	30.7%	30.5%	28.3%	28.3%
Fixed Charges Coverage	2.64	3.56	4.00	4.61	4.98	4.27	4.67	4.54	5.19	4.80
Debt/Annualized EBITDA	4.72	4.31	4.48	4.37	4.05	4.05	4.77	4.86	4.02	4.34

Dividend Information (4)
Common Dividend per Share	$0.18	$0.075	$0.075	$0.075	$0.075	$0.30	$0.08	$0.08	$0.08	$0.24
FFO Payout Ratio	35.3%	39.3%	41.6%	39.0%	31.4%	37.3%	37.8%	38.3%	33.0%	36.2%
FAD Payout Ratio	61.6%	61.1%	69.4%	68.9%	51.1%	61.6%	67.8%	71.5%	54.8%	63.9%

Operations Ratios (4)
Annualized General and Administrative Expenses/Total Undepreciated Assets	0.76%	0.76%	0.76%	0.62%	0.40%	0.58%	0.40%	0.67%	0.33%	0.47%

Additional Information (4)
Straight Line Rental Revenue	$12,826	$7,648	$5,001	$4,169	$5,275	$22,093	$6,285	$5,786	$4,623	$16,694
Above and Below Market Rents Amortization	$3,785	$1,952	$2,027	$1,933	$2,135	$8,047	$2,030	$1,973	$2,030	$6,033
Second Generation Capital Expenditures	$16,414	$3,295	$7,317	$12,023	$12,419	$35,054	$12,020	$13,259	$14,208	$39,487

(1) See Office Leasing Activity on page 13 herein for additional detail and explanations.
(2) Same Property Information is derived from the pool of office properties, as defined, in the period originally reported. See Same Property Performance on page 12 and Non-GAAP Financial Measures - Calculations and Reconciliations on page 25 for additional information.
(3) Cousins' share of development expenditures.
(4) See Non-GAAP Financial Measures - Calculations and Reconciliations.

Cousins Properties Incorporated	4	Q3 2015 Supplemental Information

KEY PERFORMANCE METRICS

(1) Total rentable square feet is based on the total portfolio.
(2) Office properties only.

Note: See additional information included herein for calculations, definitions, and reconciliations to GAAP financial measures.

Cousins Properties Incorporated	5	Q3 2015 Supplemental Information

FUNDS FROM OPERATIONS - SUMMARY

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st	2015 2nd	2015 3rd	2015 YTD
	(in thousands, except per share amounts)
Net Operating Income
Office	122,503	47,598	48,821	52,691	57,441	206,551	56,734	59,269	59,328	175,331
Other	15,577	2,420	2,467	2,421	1,812	9,122	1,319	1,505	1,488	4,312
Total Net Operating Income	138,080	50,018	51,288	55,112	59,253	215,673	58,053	60,774	60,816	179,643

Sales Less Cost of Sales	1,464	160	1,373	82	2,295	3,910	810	(324)	3,016	3,502
Fee Income	10,890	2,339	2,025	1,803	6,353	12,520	1,816	1,704	1,686	5,206
Other Income	8,693	1,943	2,484	559	415	5,401	407	238	845	1,490

Reimbursed Expenses	(5,216)	(932)	(988)	(783)	(949)	(3,652)	(1,111)	(717)	(686)	(2,514)
General and Administrative Expenses	(21,940)	(5,695)	(5,756)	(5,022)	(3,499)	(19,972)	(3,595)	(5,936)	(2,971)	(12,502)
Interest Expense	(29,672)	(9,012)	(8,813)	(8,660)	(9,989)	(36,474)	(9,498)	(9,696)	(9,518)	(28,712)
Other Expenses	(11,217)	(678)	(917)	(1,170)	(2,059)	(4,824)	(476)	(431)	(307)	(1,214)
Income Tax Benefit (Provision)	23	12	9	(1)	—	20	—	—	—	—
Depreciation and Amortization of Non-Real Estate Assets	(787)	(196)	(213)	(244)	(260)	(913)	(471)	(374)	(414)	(1,259)
Preferred Stock Dividends and Original Issuance Costs	(12,664)	(1,777)	(4,708)	—	—	(6,485)	—	—	—	—
FFO	77,134	36,182	35,784	41,676	51,560	165,204	45,935	45,238	52,467	143,640
Weighted Average Shares - Basic	144,255	191,739	198,440	209,839	216,511	204,216	216,568	216,630	216,261	216,485
Weighted Average Shares - Diluted	144,420	191,952	198,702	210,111	216,733	204,460	216,754	216,766	216,374	216,625
FFO per Share - Basic and Diluted	0.53	0.19	0.18	0.20	0.24	0.81	0.21	0.21	0.24	0.66

Cousins Properties Incorporated	6	Q3 2015 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st	2015 2nd	2015 3rd	2015 YTD
	(in thousands, except per share amounts)
Net Operating Income
Office Consolidated Properties
Greenway Plaza	24,606	18,202	19,295	20,356	19,526	77,379	18,403	18,916	19,544	56,863
Post Oak Central	15,593	5,564	5,886	6,032	5,955	23,437	6,675	6,516	6,495	19,686
Northpark Town Center	—	—	—	—	5,794	5,794	5,825	5,651	5,127	16,603
191 Peachtree Tower	16,040	4,198	4,650	4,115	4,046	17,009	4,082	4,060	4,173	12,315
Fifth Third Center	—	—	—	2,196	3,435	5,631	3,641	3,709	3,770	11,120
Promenade	9,568	2,772	2,792	3,030	2,841	11,435	3,542	3,581	3,623	10,746
The American Cancer Society Center	11,539	2,992	3,022	3,329	3,030	12,373	3,114	3,206	3,039	9,359
Colorado Tower	—	—	—	—	—	—	328	1,797	2,268	4,393
816 Congress Avenue	4,029	1,536	1,740	1,862	1,854	6,992	1,858	2,117	2,156	6,131
North Point Center East	5,909	1,606	1,564	1,471	1,435	6,076	1,537	1,633	1,691	4,861
Meridian Mark Plaza	4,111	908	1,008	898	914	3,728	918	954	946	2,818
The Points at Waterview	1,876	415	329	348	356	1,448	410	507	486	1,403
Other (2)	9,353	4,032	3,380	4,139	3,740	15,291	1,770	2,133	1,366	5,269
Subtotal - Office Consolidated	102,624	42,225	43,666	47,776	52,926	186,593	52,103	54,780	54,684	161,567

Office Unconsolidated Properties
Terminus 100	6,892	1,973	1,875	1,831	1,876	7,555	1,922	1,754	1,780	5,456
Terminus 200	4,278	1,235	1,466	1,449	1,354	5,504	1,436	1,442	1,575	4,453
Emory University Hospital Midtown Medical Office Tower	3,874	998	962	1,008	992	3,960	987	996	992	2,975
Gateway Village (1)	1,208	302	302	302	302	1,208	302	302	302	906
Other	(61)	(15)	(12)	(15)	(9)	(51)	(5)	(5)	(5)	(15)
Subtotal - Office Unconsolidated	16,191	4,493	4,593	4,575	4,515	18,176	4,642	4,489	4,644	13,775

Discontinued Operations	3,688	880	562	340	—	1,782	(11)	—	—	(11)

Total Office Net Operating Income	122,503	47,598	48,821	52,691	57,441	206,551	56,734	59,269	59,328	175,331

Other
Consolidated Properties (2)	1,293	402	407	396	178	1,383	(24)	12	—	(12)

Unconsolidated Properties
Emory Point Apartments (Phase 1)	2,300	1,118	1,181	1,200	1,148	4,647	1,071	1,244	1,213	3,528
Emory Point Retail (Phase 1)	1,211	321	312	257	190	1,080	281	255	222	758
Emory Point Retail (Phase 2)	—	—	—	—	—	—	—	—	56	56
Emory Point Apartments (Phase 2) (3)	—	—	—	—	—	—	—	—	1	1
Other (2)	8,061	567	562	569	295	1,993	(6)	(6)	(4)	(16)
Subtotal - Other	11,572	2,006	2,055	2,026	1,633	7,720	1,346	1,493	1,488	4,327

Discontinued Operations	2,712	12	5	(1)	1	19	(3)	—	—	(3)

Total Other Net Operating Income	15,577	2,420	2,467	2,421	1,812	9,122	1,319	1,505	1,488	4,312

Total Net Operating Income	138,080	50,018	51,288	55,112	59,253	215,673	58,053	60,774	60,816	179,643

Cousins Properties Incorporated	7	Q3 2015 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st	2015 2nd	2015 3rd	2015 YTD
	(in thousands, except per share amounts)

Sales Less Cost of Sales
Land Sales Less Cost of Sales - Consolidated	1,353	160	1,326	82	135	1,703	810	(566)	978	1,222
Land Sales Less Cost of Sales - Unconsolidated	111	—	47	—	2,160	2,207	—	242	2,038	2,280
Total Sales Less Cost of Sales	1,464	160	1,373	82	2,295	3,910	810	(324)	3,016	3,502

Fee Income
Management Fees (3)	7,223	1,315	1,446	1,203	1,118	5,082	1,503	1,184	1,128	3,815
Development Fees	3,102	937	541	571	5,216	7,265	308	461	531	1,300
Leasing & Other Fees	565	87	38	29	19	173	5	59	27	91
Total Fee Income	10,890	2,339	2,025	1,803	6,353	12,520	1,816	1,704	1,686	5,206

Other Income
Termination Fees	2,952	1,843	2,210	280	240	4,573	193	28	499	720
Termination Fees - Discontinued Operations	—	—	2	—	—	2	—	—		—
Interest and Other Income	5,213	72	44	116	29	261	55	22	222	299
Interest and Other Income - Discontinued Operations	15	—	—	8	(4)	4	—	—	—	—
Other - Unconsolidated	513	28	228	155	150	561	159	188	124	471
Total Other Income	8,693	1,943	2,484	559	415	5,401	407	238	845	1,490

Reimbursed Expenses	(5,216)	(932)	(988)	(783)	(949)	(3,652)	(1,111)	(717)	(686)	(2,514)

General and Administrative Expenses	(22,460)	(5,695)	(5,756)	(5,022)	(3,499)	(19,972)	(3,595)	(5,936)	(2,971)	(12,502)

Interest Expense
Consolidated Debt
The American Cancer Society Center	(8,813)	(2,158)	(2,175)	(2,192)	(2,185)	(8,710)	(2,131)	(2,147)	(2,164)	(6,442)
Post Oak Central	(2,618)	(2,044)	(2,036)	(2,028)	(2,019)	(8,127)	(2,010)	(2,001)	(1,992)	(6,003)
Promenade	(1,568)	(1,223)	(1,216)	(1,209)	(1,202)	(4,850)	(1,194)	(1,187)	(1,180)	(3,561)
Unsecured Credit Facility	(2,260)	(575)	(616)	(705)	(1,458)	(3,354)	(966)	(1,072)	(1,089)	(3,127)
191 Peachtree Tower	(3,483)	(861)	(861)	(861)	(861)	(3,444)	(861)	(861)	(861)	(2,583)
816 Congress Avenue	—	—	—	—	(709)	(709)	(817)	(818)	(817)	(2,452)
Meridian Mark Plaza	(1,587)	(393)	(391)	(390)	(388)	(1,562)	(387)	(385)	(384)	(1,156)
The Points at Waterview	(903)	(221)	(219)	(217)	(215)	(872)	(213)	(211)	(209)	(633)
Other	(995)	(65)	(66)	(65)	(38)	(234)	—	—	—	—
Capitalized	518	373	610	850	919	2,752	903	813	1,023	2,739
Subtotal - Consolidated	(21,709)	(7,167)	(6,970)	(6,817)	(8,156)	(29,110)	(7,676)	(7,869)	(7,673)	(23,218)

Unconsolidated Debt
Terminus 100	(3,193)	(879)	(875)	(872)	(868)	(3,494)	(865)	(861)	(857)	(2,583)
Terminus 200	(1,369)	(390)	(390)	(390)	(390)	(1,560)	(390)	(390)	(390)	(1,170)
Emory University Hospital Midtown Medical Office Tower	(1,358)	(334)	(334)	(334)	(334)	(1,336)	(334)	(334)	(333)	(1,001)
Emory Point	(867)	(242)	(244)	(247)	(241)	(974)	(233)	(242)	(265)	(740)
Other	(1,176)	—	—	—	—	—	—	—	—	—
Subtotal - Unconsolidated	(7,963)	(1,845)	(1,843)	(1,843)	(1,833)	(7,364)	(1,822)	(1,827)	(1,845)	(5,494)

Total Interest Expense	(29,672)	(9,012)	(8,813)	(8,660)	(9,989)	(36,474)	(9,498)	(9,696)	(9,518)	(28,712)

Cousins Properties Incorporated	8	Q3 2015 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st	2015 2nd	2015 3rd	2015 YTD
	(in thousands, except per share amounts)
Other Expenses
Noncontrolling Interests	(1,671)	(156)	(129)	(92)	(47)	(424)	—	—	—	—
Property Taxes and Other Holding Costs	(1,570)	(271)	(276)	(288)	(388)	(1,223)	(287)	(242)	(141)	(670)
Predevelopment & Other	(492)	(229)	(363)	(146)	(1,309)	(2,047)	(106)	(187)	(147)	(440)
Acquisition and Related Costs	(7,484)	(22)	(149)	(644)	(315)	(1,130)	(83)	(2)	(19)	(104)
Total Other Expenses	(11,217)	(678)	(917)	(1,170)	(2,059)	(4,824)	(476)	(431)	(307)	(1,214)

Income Tax Provision (Benefit)	23	12	9	(1)	—	20	—	—	—	—

Depreciation and Amortization of Non-Real Estate Assets
Consolidated	(753)	(185)	(201)	(232)	(249)	(867)	(423)	(374)	(414)	(1,211)
Unconsolidated	(34)	(11)	(12)	(12)	(11)	(46)	(48)	—	—	(48)
Total Non-Real Estate Depreciation and Amoritization	(787)	(196)	(213)	(244)	(260)	(913)	(471)	(374)	(414)	(1,259)

Preferred Stock Dividends and Original Issuance Costs	(12,664)	(1,777)	(4,708)	—	—	(6,485)	—	—	—	—

FFO	77,134	36,182	35,784	41,676	51,560	165,204	45,935	45,238	52,467	143,640
Weighted Average Shares - Basic	144,255	191,739	198,440	209,839	216,511	204,216	216,568	216,630	216,261	216,485
Weighted Average Shares - Diluted	144,420	191,952	198,702	210,111	216,733	204,460	216,754	216,766	216,374	216,625
FFO per Share - Basic and Diluted	0.53	0.19	0.18	0.20	0.24	0.81	0.21	0.21	0.24	0.66

Note: Amounts may differ slightly from other schedules contained herein due to rounding.
(1) The Company receives an 11.46% current return on its $10.4 million investment in Gateway Village and recognizes this amount as NOI from this venture. See Joint Venture Information included herein for further details.

(2) Represents NOI for properties sold in prior periods.
(3) Management Fees include reimbursement of expenses that are included in the "Reimbursed Expenses" line item.

Cousins Properties Incorporated	9	Q3 2015 Supplemental Information

PORTFOLIO STATISTICS

						Company's Share
	Property Description	Metropolitan Area	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased 3Q15	End of Period Leased 2Q15	Weighted Average Occupancy 3Q15	Weighted Average Occupancy 2Q15	% of Total Net Operating Income (1)	Property Level Debt ($000)
	Office
	Greenway Plaza (2)	Houston	4,348,000	Consolidated	100%	89.3%	89.6%	88.8%	89.4%	33%	$—
	Post Oak Central (2)	Houston	1,280,000	Consolidated	100%	96.0%	95.2%	95.1%	95.2%	11%	182,618
	Colorado Tower	Austin	373,000	Consolidated	100%	100.0%	98.4%	73.4%	59.7%	4%	—
	816 Congress	Austin	435,000	Consolidated	100%	95.2%	94.4%	85.1%	85.7%	3%	85,000
	The Points at Waterview (3)	Dallas	203,000	Consolidated	100%	92.0%	92.0%	92.0%	92.0%	1%	14,171
	Texas		6,639,000							52%	281,789

	Northpark Town Center (2)	Atlanta	1,528,000	Consolidated	100%	85.2%	88.0%	86.0%	91.1%	9%	—
	191 Peachtree Tower	Atlanta	1,225,000	Consolidated	100%	93.9%	93.8%	88.7%	86.2%	7%	100,000
	Promenade	Atlanta	777,000	Consolidated	100%	94.2%	93.5%	90.6%	89.9%	6%	108,899
	The American Cancer Society Center	Atlanta	996,000	Consolidated	100%	86.5%	84.0%	86.5%	84.4%	5%	129,794
	Terminus 100	Atlanta	656,000	Unconsolidated	50%	90.9%	90.0%	90.3%	90.0%	3%	64,917
	North Point Center East (2)	Atlanta	540,000	Consolidated	100%	92.1%	95.8%	92.6%	93.3%	3%	—
	Terminus 200	Atlanta	566,000	Unconsolidated	50%	92.2%	92.2%	87.8%	87.8%	3%	41,000
	Meridian Mark Plaza	Atlanta	160,000	Consolidated	100%	97.7%	97.8%	97.9%	98.2%	2%	25,088
	Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	Unconsolidated	50%	98.8%	100.0%	100.0%	100.0%	2%	37,322
	Georgia		6,806,000							40%	507,020

	Fifth Third Center	Charlotte	698,000	Consolidated	100%	93.9%	85.1%	83.6%	82.7%	6%	—
	Gateway Village	Charlotte	1,065,000	Unconsolidated	50%	100.0%	100.0%	100.0%	100.0%	—%	11,071
	North Carolina		1,763,000							6%	11,071
	Total Office Properties		15,208,000							98%	$799,880

	Other
	Emory Point Apartments (Phase 1) (4)	Atlanta	404,000	Unconsolidated	75%	96.2%	92.6%	94.9%	91.9%	2%	$36,123
	Emory Point Retail (Phase 1)	Atlanta	80,000	Unconsolidated	75%	76.8%	82.0%	80.9%	82.0%	—%	7,399
	Emory Point Retail (Phase 2)	Atlanta	45,000	Unconsolidated	75%	69.1%	—%	51.3%	—%	—%	4,404
	Emory Point Apartments (Phase 2) (4)	Atlanta	257,000	Unconsolidated	75%	34.2%	—%	24.2%	—%	—%	24,958
	Total Other		786,000							2%	72,884
	Total Portfolio		15,994,000							100%	$872,764

(1)	Net Operating Income represents the Company's share of rental property revenues less rental property operating expenses. Calculation is based on amounts for the three months ended September 30, 2015.
(2)	Contains multiple buildings that are grouped together for reporting purposes.
(3)	On October 1, 2015, The Points at Waterview mortgage note was repaid in full without penalty.
(4)	Phase 1 consists of 443 units and Phase 2 consists of 307 units.

Cousins Properties Incorporated	10	Q3 2015 Supplemental Information

PORTFOLIO STATISTICS

Cousins Properties Incorporated	11	Q3 2015 Supplemental Information

SAME PROPERTY PERFORMANCE (1)

	Net Operating Income ($ in thousands)
	Three Months Ended
	September 30, 2015	September 30, 2014	June 30, 2015	3Q15 vs. 3Q14 % Change	3Q15 vs. 2Q15 % Change
Property Revenues (2)	$77,753	$76,899	$76,692	1.1%	1.4%
Property Operating Expenses (2)	33,106	32,734	32,825	1.1%	0.9%
Property Net Operating Income	$44,647	$44,165	$43,867	1.1%	1.8%

% of Total Property Net Operating Income	73.4%	80.1%	72.2%

Cash Basis Property Revenues (3)	$74,181	$73,319	$72,772	1.2%	1.9%
Cash Basis Property Operating Expenses (4)	33,093	32,736	32,831	1.1%	0.8%
Cash Basis Property Net Operating Income	$41,088	$40,583	$39,941	1.2%	2.9%

% of Total Property Cash Basis Net Operating Income	75.2%	81.7%	74.6%

End of Period Leased	91.8%	93.4%	91.7%
Weighted Average Occupancy	90.6%	90.9%	90.4%

	Nine Months Ended
	September 30, 2015	September 30, 2014	% Change
Property Revenues (2)	$228,009	$222,370	2.5%
Property Operating Expenses (2)	96,168	93,894	2.4%
Property Net Operating Income	$131,841	$128,476	2.6%

Cash Basis Property Revenues (3)	$216,003	$205,932	4.9%
Cash Basis Property Operating Expenses (4)	96,165	93,901	2.4%
Cash Basis Property Net Operating Income	$119,838	$112,031	7.0%

(1)	Same Properties include office properties that were operational and stabilized on January 1, 2014, excluding properties subsequently sold. Properties included in this reporting period are as follows:
Greenway Plaza The American Cancer Society Center Terminus 200
Post Oak Central Promenade Meridian Mark Plaza
The Points at Waterview Terminus 100 Emory University Hospital Midtown Medical Office Tower
191 Peachtree Tower North Point Center East Gateway Village
(2)	Property Revenues and Expenses include results for the Company and its share of unconsolidated joint ventures.
(3)
Cash Basis Same Property Revenues include that of the Company and its share of unconsolidated joint ventures. It represents Property Revenues, excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(4)
Cash Basis Same Property Operating Expenses include that of the Company and its share of unconsolidated joint ventures. It represents Property Operating Expenses, excluding straight-line ground rent expense and amortization of above and below market ground rent expense.

Cousins Properties Incorporated	12	Q3 2015 Supplemental Information

OFFICE LEASING ACTIVITY(1)

	Three Months Ended September 30, 2015				Nine Months Ended September 30, 2015
	New	Renewal	Expansion	Total	New	Renewal	Expansion	Total
Gross leased (square feet)				827,275				1,879,717
Less: Leases less than one year, amenity leases, percentage rent leases, storage leases, intercompany leases, and license agreements				(57,266)				(147,521)
Net leased (square feet)	617,469	129,531	23,009	770,009	918,097	743,631	70,468	1,732,196
Number of transactions	18	12	5	35	46	49	14	109
Lease term (years) (2)(3)	5.88	9.13	7.42	7.48	7.71	6.43	5.80	6.84

Net rent (per square foot) (2)(3)(4)	$22.56	$24.58	$21.85	$23.42	$21.98	$21.04	$22.39	$21.44
Total leasing costs (per square foot) (2)(3)(5)	(6.21)	(5.28)	(6.75)	(5.83)	(6.44)	(5.13)	(6.09)	(5.64)
Net effective rent (per square foot) (2)(3)	$16.35	$19.30	$15.10	$17.59	$15.54	$15.91	$16.30	$15.80

Second generation leased square feet (3)(6)				182,124				894,621
Increase in second generation net rent (3)(4)(6)				28.1%				36.2%
Increase in cash basis second generation net rent(3)(6)(7)				14.1%				18.9%

(1) Excludes apartment and retail leasing.
(2) Excludes NCR lease of 485,000 square feet due to final financial terms not being determined until construction completion.
(3) Weighted average.
(4) Represents straight-lined net rent per square foot (operating expenses deducted from gross leases) over the lease term.
(5) Includes tenant improvements, external leasing commissions, and free rent.
(6) Excludes leases executed for spaces that were vacant upon acquisition, new leases in a development property, and leases for spaces that have been vacant for one year or more.
(7) Represents increase in net rent at the end of term paid by the prior tenant compared to net rent at beginning of term paid by the current tenant. For early renewals, represents increase in net rent at the end of the term of the original lease compared to net rent at the beginning of the extended term of the lease.

Cousins Properties Incorporated	13	Q3 2015 Supplemental Information

OFFICE LEASE EXPIRATIONS

Lease Expirations by Year

Year of Expiration	Square Feet Expiring (1)	% of Leased Space	Annual Contractual Rents ($000's) (1)(2)	% of Total Annual Contractual Rents	Annual Contractual Rent/Sq. Ft. (2)

2015	226,648	1.8%	$3,508	1.1%	$15.48
2016	1,211,065	9.5%	23,475	7.7%	19.38
2017	896,752	7.1%	19,251	6.3%	21.47
2018	1,147,662	9.0%	24,245	8.0%	21.13
2019	1,094,785	8.6%	27,304	9.0%	24.94
2020	866,941	6.8%	20,056	6.6%	23.13
2021	1,157,918	9.1%	29,122	9.5%	25.15
2022	1,311,347	10.3%	30,620	10.0%	23.35
2023	1,568,191	12.4%	35,423	11.6%	22.59
2024 &Thereafter	3,226,786	25.4%	92,101	30.2%	28.54

Total	12,708,095	100.0%	$305,105	100.0%	$24.01

Lease Expirations Greater than 100,000 Square Feet Through Year End 2018

Expiration Date	Tenant	Market	Building	Square Feet Expiring (1)
December 2016	Bank of America	Charlotte	Gateway Village	514,396
December 2018	Apache Corporation	Houston	Post Oak Central	524,342

(1) Company's share.
(2) Annual Contractual Rent shown is the rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which may or may not include a base year of operating expenses depending upon the terms of the lease.

Cousins Properties Incorporated	14	Q3 2015 Supplemental Information

OFFICE LEASE EXPIRATIONS

Lease Expirations by Year
Square Feet
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
226,648
1,211,065
896,752
1,147,662
1,094,785
866,941
1,157,918
1,311,347
1,568,191
3,226,786
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024 & Thereafter

Note: Company's share

Cousins Properties Incorporated	15	Q3 2015 Supplemental Information

TOP 20 OFFICE TENANTS

	Tenant (1)	Company's Share of Square Footage	Company's Share of Annualized Base Rent	Percentage of Total Company's Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years) (3)
1	Occidental Oil & Gas Corp.	961,491	$18,366,458	7%	11
2	Apache Corporation	524,342	9,092,950	4%	3
3	Invesco Management Group, Inc.	400,332	6,626,873	3%	8
4	Bank of America (4)	865,872	6,253,505	3%	3
5	McGuire Woods, LLP	198,648	5,617,946	2%	11
6	Deloitte LLP	259,998	5,397,558	2%	9
7	Transocean Offshore Deepwater	264,002	5,241,160	2%	7
8	American Cancer Society, Inc.	275,198	4,829,991	2%	7
9	Smith Gambrell & Russell	159,136	4,767,099	2%	6
10	Stewart Information Services	235,290	4,068,203	2%	4
11	US South Communications	219,659	3,977,498	2%	6
12	Internap Network Services	120,298	3,521,033	1%	5
13	Direct Energy	197,422	2,996,984	1%	8
14	National Union Fire Insurance	105,362	2,891,242	1%	3
15	Northside Hospital	99,185	2,855,822	1%	7
16	MedAssets Supply Chain Systems, LLC	120,660	2,717,827	1%	15
17	Wells Fargo Bank, N.A.	94,215	2,438,183	1%	5
18	Gulf South Pipeline Company LP	98,616	2,366,784	1%	9
19	Parsley Energy, L.P.	73,843	2,141,447	1%	9
20	Emory University	86,496	2,116,824	1%	13
	Total Top 20	5,360,065	$98,285,387	40%	7

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)
Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent which may or may not include a base year of operating expenses depending upon the terms of the lease.

(3)	Weighted average.
(4)	A portion of the Company's economic exposure for this tenant is limited to a fixed return through a joint venture arrangement.
Note:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

Cousins Properties Incorporated	16	Q3 2015 Supplemental Information

TENANT INDUSTRY DIVERSIFICATION

Percentage of Total Revenues (1)

Financial 16.5%
Legal 11.4%
Technology 10.0%
Health Care 9.6%
Insurance 4.7%
Professional Services 6.0%
Real Estate 3.3%
Other 3.8%
Construction/Design 3.4%
Consumer Goods & Services 3.7%
Marketing/Media/Creative 3.3%
Transportation 2.1%
Government 1.3%
Non Profit 0.5%
Energy 20.4%

(1) Based on total portfolio holdings.

Cousins Properties Incorporated	17	Q3 2015 Supplemental Information

INVESTMENT ACTIVITY

Completed Property Acquisitions

Property	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Gross Purchase Price ($ in thousands)

2014
Fifth Third Center	Office	Charlotte	100.0%	3Q	698,000	$215,000
Northpark Town Center	Office	Atlanta	100.0%	4Q	1,528,000	348,000

2013
Post Oak Central	Office	Houston	100.0%	1Q	1,280,000	230,900
Terminus 200	Office	Atlanta	50.0%	1Q	566,000	164,000
816 Congress	Office	Austin	100.0%	2Q	435,000	102,400
Greenway Plaza	Office	Houston	100.0%	3Q	4,348,000	950,000
777 Main	Office	Fort Worth	100.0%	3Q	980,000	160,000

2012
2100 Ross	Office	Dallas	100.0%	3Q	844,000	59,200

2011
Promenade	Office	Atlanta	100.0%	4Q	775,000	134,700

					11,454,000	$2,364,200

Completed Property Developments

Project	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Project Cost ($ in thousands)

2015
Colorado Tower	Office	Austin	100.0%	1Q	373,000	$126,100
Emory Point - Phase 2	Mixed	Atlanta	75.0%	3Q	302,000	75,400

2013
Emory Point - Phase 1	Mixed	Atlanta	75.0%	4Q	484,000	102,300

2012
Mahan Village	Retail	Tallahassee	50.5%	4Q	147,000	25,800

					1,306,000	$329,600

Cousins Properties Incorporated	18	Q3 2015 Supplemental Information

INVESTMENT ACTIVITY

Completed Property Dispositions

Property	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Gross Sales Price ($ in thousands)
2015
2100 Ross	Office	Dallas	100.0%	3Q	844,000	$131,000

2014
600 University Park Place	Office	Birmingham	100.0%	1Q	123,000	19,700
Lakeshore Park Plaza	Office	Birmingham	100.0%	3Q	197,000	25,000
Mahan Village	Retail	Florida	50.5%	4Q	147,000	29,500
Cousins Watkins LLC	Retail	Other	50.5%	4Q	339,000	79,500
777 Main	Office	Fort Worth	100.0%	4Q	980,000	167,000

2013
Terminus 100	Office	Atlanta	100.0%	1Q	656,000	209,200
Tiffany Springs MarketCenter	Retail	Kansas City	88.5%	3Q	238,000	53,500
The Avenue Murfreesboro	Retail	Nashville	50.0%	3Q	752,000	164,000
CP Venture Two LLC	Retail	Other	10.3%	3Q	934,000	226,100
CP Venture Five LLC	Retail	Other	11.5%	3Q	1,179,000	296,200
Inhibitex	Office	Atlanta	100.0%	4Q	51,000	8,300

2012
The Avenue Collierville	Retail	Memphis	100.0%	2Q	511,000	55,000
Galleria 75	Office	Atlanta	100.0%	2Q	111,000	9,200
Ten Peachtree Place	Office	Atlanta	50.0%	2Q	260,000	45,300
The Avenue Web Gin	Retail	Atlanta	100.0%	4Q	322,000	59,600
The Avenue Forsyth	Retail	Atlanta	88.5%	4Q	524,000	119,000
Cosmopolitan Center	Office	Atlanta	100.0%	4Q	51,000	7,000
Palisades West	Office	Austin	50.0%	4Q	373,000	64,800
Presbyterian Medical Plaza	Office	Charlotte	11.5%	4Q	69,000	4,500

2011
King Mill	Industrial	Atlanta	75.0%	4Q	796,000	28,300
Lakeside Ranch	Industrial	Dallas	100.0%	4Q	749,000	28,400
One Georgia Center	Office	Atlanta	88.5%	3Q	376,000	48,600
Jefferson Mill	Industrial	Atlanta	75.0%	1Q	459,000	22,000
					11,041,000	$1,900,700

Cousins Properties Incorporated	19	Q3 2015 Supplemental Information

DEVELOPMENT PIPELINE (1)

Project	Type	Metropolitan Area	Company's Ownership Interest	Project Start Date	Number of Apartment Units/Square Feet	Estimated Project Cost (2) ($ in thousands)	Project Cost Incurred to Date (2) ($ in thousands)	Percent Leased	Percent Occupied	Initial Occupancy		Estimated Stabilization (5)

Research Park V	Office	Austin, TX	100%	4Q14	173,000	$45,000	$26,797	—%	—%	1Q16	(3)	1Q17

Carolina Square	Mixed	Chapel Hill, NC	50%	2Q15		123,000	8,643
Office					159,000			39%	—%	2Q17	(3)	2Q18
Apartments					246			—%	—%	2Q17	(4)	2Q18
Retail					43,000			—%	—%	2Q17	(4)	2Q18

NCR	Office	Atlanta, GA	100%	3Q15	485,000	200,000	26,030	100%	—%	1Q18	(3)	1Q18

Total						$368,000	$61,470

(1) This schedule shows projects currently under active development through the substantial completion of construction. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected stabilization dates are also estimates and are subject to change as the project proceeds through the development process.
(2) Amount represents 100% of the estimated project cost. The Research Park V project is being funded 100% by the Company. Carolina Square will be funded with a combination of equity from the partners and up to $80 million from a construction loan, which has no outstanding balance as of September 30, 2015.
(3) Represents the quarter which the Company estimates the first office square feet to be occupied.
(4) Represents the quarter which the Company estimates the first apartment/retail space to be occupied.
(5) Stabilization represents the earlier of the quarter within which the Company estimates it will achieve 90% economic occupancy or one year from initial occupancy.

Cousins Properties Incorporated	20	Q3 2015 Supplemental Information

LAND INVENTORY

	Metropolitan Area	Company's Ownership Interest	Total Developable Land (Acres)	Company's Share
Commercial

North Point	Atlanta	100.0%	32
Wildwood Office Park	Atlanta	50.0%	22
The Avenue Forsyth-Adjacent Land	Atlanta	100.0%	10
NCR Phase II (3)	Atlanta	100.0%	1
Georgia			65

Victory Center	Dallas	75.0%	3
Texas			3

Commercial Land Held (Acres)			68	57
Cost Basis of Commercial Land Held			$39,364	$20,577

Residential (1)

Paulding County	Atlanta	50.0%	478
Callaway Gardens (2)	Atlanta	100.0%	218
Georgia			696

Padre Island	Corpus Christi	50.0%	15
Texas			15

Residential Land Held (Acres)			711	465
Cost Basis of Residential Land Held			$11,899	$8,363

Grand Total Land Held (Acres)			779	522
Grand Total Cost Basis of Land Held			$51,263	$28,940

(1) Residential represents land that may be sold to third parties as lots or in large tracts for residential or commercial development.
(2) Company's ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company. See Joint Venture Information included herein for further details.
(3) Represents land adjacent to the NCR development project. Upon completion of the NCR development project, NCR is required to pay rent on this land.

Cousins Properties Incorporated	21	Q3 2015 Supplemental Information

DEBT SCHEDULE

				Company's Share of Debt Maturities and Principal Payments
Description (Interest Rate Base, if not fixed)	Company's Ownership Interest	Rate at End of Quarter	Maturity Date	2015	2016	2017	2018	2019	Thereafter	Total	Company's Share Recourse (1)
Consolidated Debt

Floating Rate Debt
Credit Facility, Unsecured (LIBOR + 1.10%-1.45%; $500mm facility)(2)	100.0%	1.29%	5/28/19	$—	$—	$—	$—	$134,000	$—	$134,000	$134,000
Total Floating Rate Debt				—	—	—	—	134,000	—	134,000	134,000

Fixed Rate Debt
The Points at Waterview (3)	100.0%	5.66%	1/1/16	146	14,025	—	—	—	—	14,171	—
The American Cancer Society Center (4)	100.0%	6.45%	9/1/17	452	1,834	127,508	—	—	—	129,794	—
191 Peachtree Tower	100.0%	3.35%	10/1/18	—	1,305	2,013	96,682	—	—	100,000	—
Meridian Mark Plaza	100.0%	6.00%	8/1/20	110	456	484	514	546	22,978	25,088	—
Post Oak Central	100.0%	4.26%	10/1/20	848	3,485	3,636	3,794	3,959	166,896	182,618	—
Promenade	100.0%	4.27%	10/1/22	695	2,862	2,986	3,116	3,252	95,988	108,899	—
816 Congress	100.0%	3.75%	11/1/24	—	128	1,568	1,628	1,690	79,986	85,000	—
Total Fixed Rate Debt				2,251	24,095	138,195	105,734	9,447	365,848	645,570	—

Total Consolidated Debt				2,251	24,095	138,195	105,734	143,447	365,848	779,570	134,000

Unconsolidated Debt

Floating Rate Debt
Emory Point (LIBOR + 1.75%)	75.0%	1.94%	10/9/16	—	43,522	—	—	—	—	43,522	—
Emory Point II (LIBOR + 1.85%, $46mm facility)	75.0%	2.04%	10/9/16	—	29,362	—	—	—	—	29,362	2,936
Carolina Square (LIBOR + 1.90%, $79.8mm facility) (5)	50.0%	2.09%	5/1/18	—	—	—	—	—	—	—	—
Total Floating Rate Debt				—	72,884	—	—	—	—	72,884	2,936

Fixed Rate Debt
Gateway Village (6)	50.0%	6.41%	12/1/16	2,303	8,768	—	—	—	—	11,071	—
Terminus 100	50.0%	5.25%	1/1/23	309	1,277	1,346	1,418	1,494	59,073	64,917	—
Terminus 200	50.0%	3.79%	1/1/23	—	559	770	800	831	38,040	41,000	—
Emory University Hospital Midtown Medical Office Tower	50.0%	3.50%	6/1/23	179	732	758	785	813	34,055	37,322	—
Total Fixed Rate Debt				2,791	11,336	2,874	3,003	3,138	131,168	154,310	—

Total Unconsolidated Debt				2,791	84,220	2,874	3,003	3,138	131,168	227,194	2,936

Total Debt				$5,042	$108,315	$141,069	$108,737	$146,585	$497,016	$1,006,764	$136,936

Total Maturities (7)				$—	$86,909	$127,508	$96,682	$134,000	$472,361	$917,460
% of Maturities				—%	9%	14%	11%	15%	51%	100%
Floating and Fixed Rate Debt Analysis

	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)
Floating Rate Debt	$206,884	21%	1.53%	2.7
Fixed Rate Debt	799,880	79%	4.58%	5.2
Total Debt	$1,006,764	100%	3.95%	4.7

(1) Non-recourse loans are subject to customary carve-outs.
(2) Total borrowing capacity of the Credit Facility at September 30, 2015 was $500 million. The spread over LIBOR at September 30, 2015 was 1.10%.
(3) On October 1, 2015, this note was prepaid in full without penalty.
(4) The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(5) The Company and Northwood Ravin will each guarantee 12.5% of the outstanding loan amount. See Joint Venture information for further details on the Carolina Square venture structure.
(6) See Joint Venture Information for further details on the Gateway Village venture structure. Based on the structure of the venture and the nature of the related debt, the Company excludes the Gateway Village debt in certain of its leverage calculations.
(7) Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

Cousins Properties Incorporated	22	Q3 2015 Supplemental Information

DEBT SCHEDULE

Debt Maturity Schedule
500,000
400,000
300,000
200,000
100,000
0
$ (in thousands)
0
86,909
127,508
96,682
134,000
472,361
2015
2016
2017
2018
2019
Thereafter
Consolidated
Unconsolidated

Cousins Properties Incorporated	23	Q3 2015 Supplemental Information

JOINT VENTURE INFORMATION (1)

		Cash Flows to Cousins			Financial Statement Presentation
Joint Ventures	Properties	Operating	Capital Transactions/Other	GAAP Accounting
EP I LLC	Emory Point (Phase I)	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.	Unconsolidated
EP II LLC	Emory Point (Phase II)	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.	Unconsolidated
Crawford Long-CPI, LLC	Emory University Hospital Midtown Medical Office Tower	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.	Unconsolidated
Charlotte Gateway Village LLC	Gateway Village	Preferred return on investment of 11.46%.	50% of proceeds after partner receives $66.8 million until a 17% leveraged IRR. Thereafter, 20% of remaining proceeds.	Recognize 11.46% of invested capital each period.	Unconsolidated
Terminus Office Holdings LLC	Terminus 100, Terminus 200	50% of operating cash flows until partner receives an agreed upon return. Thereafter, receive an additional promoted interest if certain return thresholds are met.	Same as operating cash flow.	Recognize 50% of net income from venture.	Unconsolidated
Carolina Square Holdings LP	Carolina Square	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.	Unconsolidated
HICO Victory Center LP (2)	Land/ Future Office Development	Cousins funds 75% of land and 50% of other expenses in predevelopment stage.	Same as operating cash flow.	Recognize 50% of net income from joint venture.	Unconsolidated (2)
CL Realty, L.L.C.	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.	Unconsolidated
Temco Associates, LLC	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.	Unconsolidated
Wildwood Associates	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.	Unconsolidated
Cousins/Callaway LLC	Land	The first $2.0 million of cash flows; 77% of the next $17.7 million of cash flows; 50% of remaining cash flows until a 20% IRR; 40% of remaining cash flows until a 25% IRR; 25% of remainder.	Same as operating cash flow.	Recognize revenues and expenses as if a wholly-owned property. Recognize noncontrolling interest based on amounts earned by partner.	Consolidated

(1) This schedule includes information on joint venture investments of the Company that have properties under active development, active operations, or have significant assets.
(2) If the partners decide to construct an office building, the economics of the venture will adjust such that Cousins owns at least 90% of the venture. At that time, the Company expects the venture to be consolidated.

Cousins Properties Incorporated	24	Q3 2015 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st	2015 2nd	2015 3rd	2015 YTD

2nd Generation TI & Leasing Costs & Building CAPEX:
Office
Second Generation Leasing Related Costs	12,139	2,745	5,388	12,023	11,031	31,187	11,513	12,294	10,941	34,748
Second Generation Building Improvements	3,814	550	1,929	—	1,388	3,867	507	965	3,267	4,739
	15,954	3,295	7,317	12,023	12,419	35,054	12,020	13,259	14,208	39,487

Net Operating Income

Office Consolidated Properties	102,624	42,225	43,666	47,776	52,926	186,593	52,103	54,780	54,685	161,568
Other Consolidated Properties	1,299	402	409	396	178	1,385	(24)	10	—	(14)
Net Operating Income - Consolidated	103,923	42,627	44,075	48,172	53,104	187,978	52,079	54,790	54,685	161,554

Rental Property Revenues	194,420	77,484	80,034	86,857	99,535	343,910	90,033	96,177	96,016	282,226
Rental Property Operating Expenses	(90,497)	(34,857)	(35,959)	(38,685)	(46,434)	(155,934)	(37,954)	(41,387)	(41,331)	(120,672)
Net Operating Income - Consolidated	103,923	42,627	44,075	48,172	53,101	187,976	52,079	54,790	54,685	161,554

Income from Discontinued Operations
Rental Property Revenues	10,552	1,356	967	601	4	2,927	4	—	—	4
Rental Property Operating Expenses	(4,163)	(464)	(402)	(262)	(2)	(1,128)	(18)	—	—	(18)
Net Operating Income	6,389	892	565	339	2	1,799	(14)	—	—	(14)

Termination Fees	—	—	2	—	—	2	—	—	—	—
Interest and Other Income (Expense)	15	—	—	8	(4)	3	—	(6)	6	—
FFO from Discontinued Operations	6,404	892	567	349	(2)	1,804	(14)	(6)	6	(14)

Third Party Management and Leasing Revenues	76	—	—	—	—	—	—	—	—	—
Third Party Management and Leasing Expenses	(97)	—	—	(1)	(1)	(2)	—	—	—	—
FFO from Third Party Management and Leasing	(21)	—	—	(1)	(1)	(2)	—	—	—	—

FFO from Discontinued Operations	6,383	892	567	348	(3)	1,802	(14)	(6)	6	(14)

Depreciation and Amortization of Real Estate	(3,086)	—	—	—	—	—	—	—		—

Income from Discontinued Operations	3,297	892	567	348	(3)	1,804	(14)	(6)	6	(14)

Income (Loss) from Unconsolidated Joint Ventures
Net Operating Income
Office Properties	16,195	4,493	4,593	4,575	4,515	18,176	4,642	4,489	4,644	13,775
Other Properties	11,572	2,006	2,055	2,026	1,633	7,720	1,346	1,495	1,487	4,328
Net Operating Income	27,767	6,499	6,648	6,601	6,148	25,896	5,988	5,984	6,131	18,103
Residential Lot, Outparcel and Tract Sales Less Cost of Sales	115	—	5	—	2,160	2,165	—	242	2,038	2,280
Other Sales Less Cost of Sales	(4)	—	42	—	—	42	—	—	—	—
Termination Fees	19	—	72	—	113	185	120	28	271	419
Interest Expense	(7,963)	(1,845)	(1,843)	(1,843)	(1,833)	(7,364)	(1,822)	(1,827)	(1,845)	(5,494)
Other Expense	513	28	203	155	150	536	68	106	12	186
Depreciation and Amortization of Non-Real Estate Assets	(34)	(11)	(12)	(12)	(11)	(46)	—	—	—	—

Cousins Properties Incorporated	25	Q3 2015 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st	2015 2nd	2015 3rd	2015 YTD

Funds from Operations - Unconsolidated Joint Ventures	20,413	4,671	5,115	4,901	6,727	21,414	4,354	4,533	6,607	15,494
Gain on Sale of Depreciated Investment Properties, net	60,344	(387)	—	—	2,154	1,767	—	—	—	—
Depreciation and Amortization of Real Estate	(13,435)	(2,998)	(3,088)	(2,870)	(2,957)	(11,913)	(2,743)	(2,772)	(2,891)	(8,406)

Net Income from Unconsolidated Joint Ventures	67,322	1,286	2,027	2,031	5,924	11,268	1,611	1,761	3,716	7,088

Market Capitalization
Common Stock price at Period End	10.30	11.47	12.45	11.95	11.42	11.42	10.60	10.38	9.22	9.22
Number of Common Shares Outstanding at Period End	189,666	198,423	198,474	216,509	216,513	216,513	216,470	216,686	214,671	214,671
Common Stock Capitalization	1,953,560	2,275,912	2,471,001	2,587,283	2,472,578	2,472,578	2,294,582	2,249,201	1,979,267	1,979,267

Preferred Stock Series B Price at Liquidation Value	94,775	94,775	—	—	—	—	—	—	—	—
Preferred Stock at Liquidation Value	94,775	94,775	—	—	—	—	—	—	—	—

Debt	630,094	587,442	665,852	671,074	792,344	792,344	847,948	849,772	779,570	779,570
Share of Unconsolidated Debt	228,489	226,574	224,241	224,544	215,158	215,158	219,428	225,241	227,194	227,194
Debt (2)	858,583	814,016	890,093	895,618	1,007,502	1,007,502	1,067,376	1,075,013	1,006,764	1,006,764

Total Market Capitalization	2,906,918	3,184,703	3,361,094	3,482,901	3,480,080	3,480,080	3,361,958	3,324,214	2,986,031	2,986,031

EBITDA (2)
FFO	77,134	36,182	35,784	41,676	51,560	165,204	45,935	45,238	52,467	143,640
Interest Expense	29,672	9,012	8,813	8,660	9,989	36,474	9,498	9,696	9,518	28,712
Non-Real Estate Depreciation and Amortization	787	196	213	244	260	913	423	374	414	1,211
Income Tax Provision (Benefit)	(23)	(12)	(9)	1	—	(20)	—	—	—	—
Gain on Sale of Third Party Management & Leasing Business	787	(7)	—	(5)	15	3	—	—	—	—
Acquisition and Related Costs	77,134	22	149	644	315	1,130	83	2	19	104
Preferred Stock Dividends and Original Issuance Costs	29,672	1,777	4,708	—	—	6,485	—	—	—	—
EBITDA (2)	787	47,170	49,658	51,220	62,139	210,189	55,939	55,310	62,418	173,667

Credit Ratios
Debt (2)	858,583	814,016	890,093	895,618	1,007,502	1,007,502	1,067,376	1,075,013	1,006,764	1,006,764
Total Market Capitalization	2,906,918	3,184,703	3,361,094	3,482,901	3,480,080	3,480,080	3,361,958	3,324,214	2,986,031	2,986,031
Debt (2) / Total Market Capitalization	29.5%	25.6%	26.5%	25.7%	29.0%	29.0%	31.7%	32.3%	33.7%	33.7%

Total Assets - Consolidated	2,273,206	2,294,038	2,280,243	2,533,660	2,667,330	2,667,330	2,684,661	2,637,607	2,635,397	2,635,397
Accumulated Depreciation - Consolidated	257,151	319,865	355,711	376,832	400,593	400,593	435,939	470,360	542,084	542,084
Undepreciated Assets - Unconsolidated (2)	441,928	446,890	492,640	459,931	450,535	450,535	454,835	466,438	482,606	482,606
Less: Investment in Unconsolidated Joint Ventures	(107,082)	(107,106)	(111,164)	(111,353)	(100,498)	(100,498)	(100,821)	(103,665)	(103,470)	(103,470)
Total Undepreciated Assets (2)	2,865,203	2,953,687	3,017,430	3,259,070	3,417,960	3,417,960	3,474,614	3,523,306	3,556,617	3,556,617
Debt (2)	858,583	814,016	890,093	895,618	1,007,502	1,007,502	1,067,376	1,075,013	1,006,764	1,006,764
Debt (2) / Total Undepreciated Assets (2)	30.0%	27.6%	29.5%	27.5%	29.5%	29.5%	30.7%	30.5%	28.3%	28.3%

Cousins Properties Incorporated	26	Q3 2015 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st	2015 2nd	2015 3rd	2015 YTD

Interest Expense	29,672	9,012	8,813	8,660	9,989	36,474	9,498	9,696	9,518	28,712
Scheduled Principal Payments	7,032	2,445	2,430	2,460	2,501	9,836	2,493	2,477	2,507	7,477
Preferred Stock Dividends	10,008	1,777	1,178	—	—	2,955	—	—	—	—
Fixed Charges	46,712	13,234	12,421	11,120	12,490	49,265	11,991	12,173	12,025	36,189
EBITDA	123,142	47,170	49,658	51,220	62,139	210,189	55,939	55,310	62,418	173,667
Fixed Charges Coverage Ratio (2)	2.64	3.56	4.00	4.61	4.98	4.27	4.67	4.54	5.19	4.80

Debt (2)	858,583	814,016	890,093	895,618	1,007,502	1,007,502	1,067,376	1,075,013	1,006,764	1,006,764
Annualized EBITDA (3)	181,728	188,680	198,632	204,880	248,556	248,556	223,756	221,240	250,260	231,752
Debt (2) / Annualized EBITDA (3)	4.72	4.31	4.48	4.37	4.05	4.05	4.77	4.86	4.02	4.34

Dividend Information
Cash Common Dividends	27,192	14,232	14,882	16,236	16,213	61,563	17,349	17,328	17,334	52,011
FFO	77,134	36,182	35,784	41,676	51,560	165,204	45,935	45,238	52,467	143,640
FFO Payout Ratio	35.3%	39.3%	41.6%	39.0%	31.4%	37.3%	37.8%	38.3%	33.0%	36.2%

FFO	77,134	36,182	35,784	41,676	51,560	165,204	45,935	45,238	52,467	143,640
Straight Line Rental Revenue	(12,826)	(7,648)	(5,001)	(4,169)	(5,275)	(22,093)	(6,285)	(5,786)	(4,623)	(16,694)
Above and Below Market Rents	(3,785)	(1,952)	(2,027)	(1,933)	(2,135)	(8,047)	(2,030)	(1,973)	(2,030)	(6,033)
Second Generation CAPEX	(16,414)	(3,295)	(7,317)	(12,023)	(12,419)	(35,054)	(12,020)	(13,259)	(14,208)	(39,487)
FAD (2)	44,109	23,286	21,439	23,551	31,731	100,010	25,600	24,220	31,606	81,426
Common Dividends	27,192	14,232	14,882	16,236	16,213	61,563	17,349	17,328	17,334	52,011
FAD Payout Ratio (2)	61.6%	61.1%	69.4%	68.9%	51.1%	61.6%	67.8%	71.5%	54.8%	63.9%

Operations Ratios
Total Undepreciated Assets (2)	2,865,203	2,953,687	3,017,430	3,259,070	3,417,960	3,417,960	3,474,614	3,523,306	3,556,617	3,556,617
Annualized General and Administrative Expenses (4) / Total Undepreciated Assets	0.76%	0.76%	0.76%	0.62%	0.40%	0.58%	0.40%	0.67%	0.33%	0.47%

Cousins Properties Incorporated	27	Q3 2015 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	Three Months Ended ($ in thousands)			Nine Months Ended
	September 30, 2015	September 30, 2014	June 30, 2015	September 30, 2015	September 30, 2014
Rental Property Revenues
Same Property	$77,753	$76,899	$76,692	$228,009	$222,370
Non-Same Property	28,001	20,227	28,529	81,975	53,372
	$105,754	$97,126	$105,221	$309,984	$275,742

Rental Property Operating Expenses
Same Property	$33,106	$32,734	$32,825	$96,168	$93,894
Non-Same Property	11,834	9,280	11,623	34,175	25,432
	$44,940	$42,014	$44,448	$130,343	$119,326

Rental Property Revenues
Consolidated Properties	$96,016	$86,857	$96,177	$282,226	$244,375
Discontinued Operations	—	601	—	4	2,923
Share of Unconsolidated Joint Ventures	9,738	9,668	9,044	27,754	28,444
	$105,754	$97,126	$105,221	$309,984	$275,742

Rental Property Operating Expenses
Consolidated Properties	$41,331	$38,685	$41,387	$120,672	$109,501
Discontinued Operations	—	260	—	18	1,126
Share of Unconsolidated Joint Ventures	3,609	3,069	3,061	9,653	8,700
	$44,940	$42,014	$44,448	$130,343	$119,327

Cash Basis Rental Property Revenues
Rental Property Revenues	$105,754	$97,126	$105,221	$309,984	$275,742
Less: Straight Line Rent	4,623	4,169	5,786	16,694	16,818
Less: Other	1,526	1,551	1,456	4,517	4,753
	$99,605	$91,406	$97,979	$288,773	$254,171

Cash Basis Rental Property Revenues
Same Property	$74,181	$73,319	$72,772	$216,003	$205,932
Non-Same Property	25,424	18,087	25,207	72,770	48,239
	$99,605	$91,406	$97,979	$288,773	$254,171

Cash Basis Rental Property Operating Expenses
Rental Property Operating Expenses	$44,940	$42,014	$44,448	$130,343	$119,327
Non-Cash Ground Rent Expense	—	3	19	(58)	9
	$44,940	$42,017	$44,467	$130,285	$119,336

Cash Basis Rental Property Operating Expenses
Same Property	$33,093	$32,736	$32,831	$96,165	$93,901
Non-Same Property	11,847	9,281	11,636	34,120	25,435
	$44,940	$42,017	$44,467	$130,285	$119,336

(1) Amounts may differ slightly from other schedules contained herein due to rounding.
(2) Includes Company share of unconsolidated joint ventures.
(3) Annualized represents quarter amount annualized.
(4) Quarter figures annualized represent quarter amount annualized, year-to-date represents year-to-date annualized.

Cousins Properties Incorporated	28	Q3 2015 Supplemental Information

NON-GAAP FINANCIAL MEASURES - DISCUSSION

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.
“Cash Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements, amortization of acquired above and below market rents, and non-cash ground lease expense.
“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, predevelopment charges, loss on debt extinguishment, gain on sale of third party business, participation interest income, acquisition and related costs, and preferred stock dividends and original issuance costs. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company's level of debt.
"Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company's dividend policy with other real estate companies.
“FAD Before Certain Charges” represents FAD before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and related costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FAD Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations and dividend policy with other real estate companies.
“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts' (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.
“FFO Before Certain Charges” represents FFO before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and related costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations with other real estate companies.
“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above.
“Same Property Net Operating Income” represents Net Operating Income or Cash Basis Net Operating Income for those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same-Property Net Operating Income or Cash Basis Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.

Cousins Properties Incorporated	29	Q3 2015 Supplemental Information